SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) is August 7, 2007

                                  MODAVOX, INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                  333-57818             20-0122076
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(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or jurisdiction)      File Number)      Identification Number)

     4636 EAST UNIVERSITY DRIVE, SUITE 275
                PHOENIX, ARIZONA                                85034
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             (Address of principal                           (Zip Code)
               executive office)

Registrant's telephone number, including area code: (480) 643 5989

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      On August 7, 2007, Nathaniel Bradley resigned as Chairman of the Board and as Executive Vice President of Modavox, Inc. Mr. Bradley will continue to serve as a director of Modavox and take on the role of Chief Technology & Product Officer. As Chief Technology & Product Officer Mr. Bradley will be involved in providing technical, product, and sales support for the company's emerging sales activities.

                            SECTION 7 - REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

      On August 9, 2007, Modavox, Inc. (the "Company") issued a press release announcing the filing of a patent infringement lawsuit against Tacoda, Inc. in U.S. District Court. A copy of this press release is filed as an exhibit to this Current Report on Form 8-K as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.                  DESCRIPTION
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99.1                         Press release dated August 9, 2007
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2007                             MODAVOX, INC.

                                                   /S/ DAVID J. IDE
                                                   ----------------
                                                   David J. Ide
                                                   Chief Executive Officer